                                                                   EXHIBIT 99(a)


                        KEYCORP STUDENT LOAN TRUST 2000-B


                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date: April 26, 2004

(i)       Amount of principal being paid or distributed in respect of the Class A-1 Notes:

                    $0.00
               ---------------
               (  $ -
               ---------------   , per $1,000 original principal amount of Class A-1 Notes)

(ii)      Amount of principal being paid or distributed in respect of the Class A-2 Notes:

               $15,149,242.62
               ---------------
               (  $ 0.0000312
               ---------------  , per $1,000 original principal amount of Class A-2 Notes)

(iii)     Amount of interest being paid or distributed in respect of the Class  A-1 Notes:

                    $0.00
               ---------------
               (  $ -
               ---------------  , per $1,000 original principal amount of Class A-1 Notes)

(iv)      Amount of interest being paid or distributed in respect of the Class A-2 Notes:

               $1,360,540.39
               ---------------
               (  $ 0.0000028
               ---------------  , per $1,000 original principal amount of Class A-2 Notes)

(v)       Amount of Noteholders' Interest Index Carryover being paid or distributed (if any)
          and amount remaining (if any):

          (1) Distributed to Class A-1 Noteholders:

                    $0.00
               ---------------
               (  $ -
               ---------------  , per $1,000 original principal amount of Class A-1 Notes)

          (2) Distributed to Class A-2 Noteholders:

                    $0.00
               ---------------
               (  $ -
               ---------------  , per $1,000 original principal amount of Class A-2 Notes)

          (3) Balance on Class A-1 Notes:

                    $0.00
               ---------------

               ---------------

               ---------------
              (  $ -
               ---------------  , per $1,000 original principal amount of Class A-1 Notes)

          (4) Balance on Class A-2 Notes:

                    $0.00
               ---------------
               (  $ -
               ---------------  , per $1,000 original principal amount of Class A-2 Notes)

(vi)      Payments made under the Cap Agreement on such date:  April 23, 2004
                                                             -------------------

               (    $0.00       with respect to the Class A-1 Notes,
               ---------------
               (    $0.00       with respect to the Class A-2 Notes;
               ---------------
               and the total outstanding amount owed to the Cap Provider:
                                                                         -------

(vii)     Pool Balance at the end of the related Collection Period:  $361,239,400.83
                                                                    -------------------

(viii)    After giving effect to distributions on this Distribution Date:

          (a)(1) Outstanding principal amount of Class A-1 Notes:    $0.00
                                                                 ---------------
             (2) Pool Factor for the Class A-1 Notes:    --
                                                     -------------

          (b)(1) Outstanding principal amount of Class A-2 Notes:  $361,239,400.83
                                                                 -------------------

             (2) Pool Factor for the Class A-2 Notes:  0.74482351
                                                     ---------------
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                                   Page 5 of 6
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
(ix)      Note Interest Rate for the Notes:

          (a) In general
              (1) Three-Month Libor was 1.1200000%  for the period
                                       ------------

              (2) The Student Loan Rate was:   3.7777033%
                                            ------------------

          (b  Note Interest Rate for the Class A-1 Notes:  1.2400000%  (Based on 3-Month LIBOR)
                                                           -------------

          (c) Note Interest Rate for the Class A-2 Notes:  1.4300000%  (Based on 3-Month LIBOR)
                                                          --------------

(x)       Amount of Master Servicing Fee for related Collection Period:  $457,962.15
                                                                        ------------------

               $ 0.000003053    , per $1,000 original principal amount of
               ---------------  Class A-1 Notes.
               $ 0.000000944    , per $1,000 original principal amount of
               ---------------  Class A-2 Notes.

(xi)      Amount of Administration Fee for related Collection Period: $3,000.00
                                                                     -----------
               $ 0.000000020    , per $1,000 original principal amount of
               ---------------  Class A-1 Notes.
               $ 0.000000006    , per $1,000 original principal amount of
               ---------------  Class A-2 Notes.

(xii)     (a) Aggregate amount of Realized Losses (if any) for the related Collection Period:  $538,934.92
                                                                                             ---------------
          (b) Delinquent Contracts          # Loans    %       $ Amount     %
                                            -------  -----   -----------   -----
              30-60 Days Delinquent            731   2.33%   $ 8,517,681  2.70%
              61-90 Days Delinquent            375   1.19%   $ 4,268,409  1.35%
              91-120 Days Delinquent           268   0.85%   $ 2,715,663  0.86%
              More than 120 Days Delinquent    319   1.02%   $ 4,085,246  1.29%
              Claims Filed Awaiting Payment    162   0.52%   $ 1,382,283  0.44%
                                             -----   ----    -----------  ----
                TOTAL                        1,855   5.91%   $20,969,282  6.63%*

          (c) Amounts of any Insured Payments made under the Securities
              Guaranty Ins Policy:                                       $0.00
                                                                         -----
          (d) Reserve Account Balance                            $6,586,801.26
                                                                 -------------
              Draw for this Distribution Date                            $0.00
                                                                 -------------
              Realized Loss Draw                                         $0.00
                                                                 -------------

(xiii)    Amount in the Prefunding Account:                              $0.00
                                                                 -------------
(xiv)     Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire Subsequent Pool Student Loans: $ --
                                                        -----------
(xv)      Amount in the Pre-Funding Account at the end of the Funding period to
          be distributed:                                                $0.00
                                                                 -------------
(xvi)     Amount of Insurer Premuim paid to the Securities Insurer on such
          Distribution Date:                                        $82,000.00
                                                                 -------------
(xvii)    Amount received from Securities Insurer with respect to the Securities
          Guaranty Insurance Policy:
                                                                 -------------
(xviii)   Amount paid to the Securities Insurer in reimbursement of all Insured
          Payments made pursuant to the Securities Guaranty Insurance Policy:
          $0.00
          ------
(xix)     The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist
          Date:                                                     $34,504.06
                                                                 -------------
          The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such
          Dist Date:                                                     $0.00
                                                                 -------------
          The Trust Swap Receipt Amount paid to the Trust on such Distribution
          Date:                                                          $0.00
                                                                 -------------
          The Net Trust Swap Receipt Carryover Shortfall for such Distribution
          Date:                                                          $0.00
                                                                 -------------
          and the amount of any Termination Pymt either paid by or made to the
          Trust on such Distribution Date:                               $0.00
                                                                 -------------

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